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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 4, 2009

                            SMOKY MARKET FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                       000-52180              20-4748589
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(State or Other Jurisdiction of        (Commission            (IRS Employer
Incorporation)                         File Number)         Identification No.)


            804 ESTATES DRIVE
                SUITE 100
           APTOS, CALIFORNIA                                    95003
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(Address of Principal Executive Offices)                     (Zip Code)


               Registrant's telephone number, including area code:
                                 (866) 851-7787
               ---------------------------------------------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 4, 2009, Smoky Market Foods, Inc. (the "Company") entered into three related agreements with Mary Ann's Specialty Foods, Inc. ("SFI") and its owner William Korleski as follows:

         o The Company and SFI entered into an Option Agreement dated as of October 30, 2009 pursuant to which SFI granted the Company the option to purchase the approximately 15 acre parcel on which SFI is located in Webster City, Iowa during a approximately 7-year term at a purchase price equal to the greater of $3,000,000 (plus the cost of additional improvements) and the appraised value of property at the time the option is exercised. In consideration of the option, the Company issued to William and Mary Ann Korleski Series 2009C Warrants to purchase 1,500,000 shares of common stock at an exercise price of $0.15 per share during a 5-year period. The Company also is required to lease back to SFI the buildings in which SFI conducts its operations in exchange for rent of $10,000 per month, subject to certain adjustments.

         o The Company and SFI also entered into a Second Amended and Restated Processing Agreement dated as of October 30, 2009, which amends, restates and supersedes the existing Amended and Restated Processing Agreement dated July 1, 2006 with SFI. The primary effect of the amendments is to give the Company an option (the "Addition Option") to construct an up to 80 thousand square foot building on SFI's property to accommodate additional smoker ovens if needed to accommodate growth of the Company's business. In connection with the exercise of the Addition Option, the Company is required to sign a lease under which it leases the property under the building for 99 years for an annual rent of $1, plus a prorated share of taxes and common area costs. In exchange, the Company designated SFI as its exclusive processor for meat products, subject to certain limitations. The agreement also alters the compensation arrangement for meat processing and alters certain change of control provisions.

         o The Company and William Korleski entered into a Consulting Agreement dated as of October 30, 2009 pursuant to which Mr. Korleski agreed to provide consulting services related to the proposed expansion of SFI's facility to accommodate additional ovens and the Company's core operations during a three-year term, commencing upon the earlier of the exercise of the Addition Option and October 30, 2010. In exchange for his services, the Company issued Mr. Korleski 1,000,000 shares of common stock of the Company.

         The foregoing descriptions are summary in nature and are supplemented by the complete terms of the three agreements, copies of which are attached to this Current Report as Exhibits.


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         As part of the transaction described in Item 1.01, on or about November 4, 2008, the Company offered and sold 1,000,000 shares of the Company's common stock (the "Shares") to William Korleski and Series 2009C Warrants to purchase 1,500,000 shares of common stock (the "Warrants" and, together with the Shares, the "Securities") to William and Mary Ann Korleski.
Under the terms of the Warrants, the holder has the right to purchase all or any portion of the shares subject to the Warrants at a purchase price of $0.15 per share during a five year term. The purchase price is adjustable upon the occurrence of any stock dividend, forward or reverse split, or any merger or similar event with respect to the Company. The terms and conditions of the Warrants are more fully set forth in the copy of the Warrant attached as to this Current Report.


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         The Securities were offered and sold in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, based upon the following: (a) the purchasers confirmed to the Company that the purchasers were "accredited investors," as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the purchasers were provided with certain disclosure materials and all other information requested with respect to the Company; (d) the purchasers acknowledged that the Securities being purchased were "restricted securities" for purposes of the Securities Act and agreed to transfer the Securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; (e) a Form D is expected to be filed with the SEC and the applicable states; and (f) a legend is to be placed on the certificates representing the Securities stating that they were restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  4.1      Series 2009C Warrant issued to William and MaryAnn
                           Korleski

                  10.1     Option Agreement with Mary Ann's Special Foods, Inc.

                  10.2 Second Amended and Restated Processing Agreement with Mary Ann's Special Foods, Inc.

                  10.3     Consulting Agreement with William Korleski

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Smoky Market Foods, Inc.



Dated:  November 6, 2009           By /s/ Edward Feintech
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                                        Edward Feintech, Chief Executive Officer
















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